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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  May 10, 2001


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


      Delaware                1-2691                     13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)                (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 5.   Other Events

American Airlines, Inc. ("American", a wholly owned subsidiary of AMR Corporation) is filing herewith a press release issued by American on May 10, 2001 as Exhibit 99.1 which is included herein. This press release was issued to announce that American has placed an order for 15 new GE-powered Boeing 767-300ER widebody aircraft.


Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  May 10, 2001
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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

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                                                Exhibit 99.1


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577

FOR RELEASE:  Thursday, May 10, 2001

               AMERICAN ORDERS NEW BOEING AIRCRAFT

     FORT WORTH, Texas - American Airlines today announced it has placed an order for 15 new GE-powered Boeing 767-300ER widebody aircraft. The 190-seat aircraft, to be delivered to American in 2002 and 2003, will further the airline's strategy of simplifying its fleet. Terms of the purchase were not disclosed.
     Some of the new aircraft will replace TWA's nine Pratt & Whitney-powered 767s, which are not common to American's existing fleet of 79 GE-powered 767s. The remainder of the new 767 order will replace American's three-class Airbus A300-600s on North Atlantic routes, allowing American to standardize its transatlantic services on Boeing 767 and 777 aircraft. The Airbus aircraft will be refitted with two-class interiors and deployed to serve American's Caribbean and Latin American markets
- missions for which the A300 is ideally suited, from both a range and cargo capacity standpoint.
     "The standardization of our 767 aircraft and the simplification of our transatlantic fleet to just two aircraft types will yield tremendous efficiencies for American," said Tom Horton, American's senior vice president of finance and chief financial officer.
     The redeployment of the A300s will free a number of 757 and 737 narrowbody aircraft to move into American's domestic system. Moving the smaller Boeings into the domestic system will give American added scheduling flexibility and will ultimately reduce the need to purchase additional narrowbody aircraft.
     American currently operates a fleet of 719 aircraft. This year, it will take delivery of 55 new Boeing aircraft, while retiring 39 aircraft. TWA operates 178 aircraft.
                               ###

   MORE ROOM THROUGHOUT COACH. . . .ONLY ON AMERICAN AIRLINES

Current AMR Corp. news releases can be accessed via the Internet.
The address is http://www.amrcorp.com/corpcomm.htm